Deferred tax assets and liabilities	12 Months Ended
Dec. 31, 2025
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Deferred tax assets and liabilities
17. Deferred tax assets and liabilities
The amount of deferred tax assets and liabilities by type of temporary difference can be detailed as follows:

		2025			2024

Million US dollar	Assets	Liabilities	Net	Assets	Liabilities	Net

Property, plant and equipment	315	(1 844)	(1 529)	261	(2 026)	(1 766)
Intangible assets	186	(9 772)	(9 585)	139	(9 296)	(9 157)
Inventories	98	(75)	23	79	(88)	(9)
Trade and other receivables	9	-	9	24	-	24
Interest-bearing loans and borrowings	942	(346)	596	868	(406)	462
Employee benefits	351	(56)	296	365	(20)	345
Provisions	687	(29)	659	608	(39)	569
Derivatives	49	(99)	(50)	10	(101)	(90)
Other items	537	(1 303)	(767)	539	(1 352)	(813)
Loss carry forwards	1 658	-	1 658	1 606	-	1 606
Gross deferred tax assets/(liabilities)	4 832	(13 524)	(8 692)	4 500	(13 327)	(8 828)

Netting by taxable entity	(2 124)	2 124	-	(2 007)	2 007	-

Net deferred tax assets/(liabilities)	2 708	(11 400)	(8 692)	2 493	(11 321)	(8 828)
The change in net deferred taxes recorded in the consolidated statement of financial position can be detailed as follows:

Million US dollar	2025	2024	2023

Balance as of 1 January	(8 828)	(8 939)	(9 518)
Recognized in profit or loss	420	311	689
Recognized in other comprehensive income	(37)	(38)	(54)
Other movements and effect of changes in foreign exchange rates	(247)	(161)	(56)
Balance as of 31 December	(8 692)	(8 828)	(8 939)
Most of the temporary differences are related to the fair value adjustment on intangible assets with indefinite useful lives and property, plant and equipment acquired through business combinations. The realization of the temporary differences on intangible assets acquired through business combinations is unlikely to revert within 12 months as they would be realized upon impairment or disposal of these intangibles which is currently not expected. The net deferred tax liabilities attributable to the US business and mainly related to purchase price accounting amount to 5.7 billion US dollar as of 31 December 2025.
As of 31 December 2025, deferred taxes of 11.4 billion US dollar (31 December 2024: 12.0 billion US dollar) were not recognized on a series of tax attributes. The tax attributes for which no deferred tax asset was recognized amount to 46.2 billion US dollar as of 31 December 2025 compared to 46.8 billion US dollar as of 31 December 2024 and include tax losses carry forward either confirmed or resulting from tax positions under dispute, capital losses, foreign and withholding tax credits, excess dividend received deduction, excess interest carry forward, amongst others. 43.2 billion US dollar of these tax attributes do not have an expiration date, 0.1 billion US dollar expires within 1 year, while 2.7 billion US dollar have an expiration date of more than 3 years. Additionally, we have historical uncertain attributes without expiration date amounting to 16.2 billion US dollar for which no deferred tax asset was recognized (31 December 2024: 16.2 billion US dollar). Deferred tax assets have not been recognized on these items because these are either contingent assets subject to conclusion of tax disputes or it is not probable that future taxable profits will be available against which these tax losses and deductible temporary differences can be utilized and the company has no tax planning strategy currently in place to utilize these tax losses and deductible temporary differences.